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                                                                       EXHIBIT F


                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D(including amendments thereto) with respect to the common stock, par value $0.01 per share, of Digital Generation Systems, a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 21 day of March, 2002.

TECHNOLOGY CROSSOVER VENTURES, L.P.,
a Delaware Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TECHNOLOGY CROSSOVER VENTURES, C.V.,
a Netherlands Antilles Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT, L.L.C., a Delaware Limited Liability Company


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory


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TECHNOLOGY CROSSOVER VENTURES II, L.P.,
a Delaware Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TCV II (Q), L.P.,
a Delaware Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TCV II STRATEGIC PARTNERS, L.P.,
a Delaware Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TECHNOLOGY CROSSOVER VENTURES II, C.V.,
a Netherlands Antilles Limited Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TCV II, V.O.F.,
a Netherlands Antilles General Partnership


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT II, L.L.C., a Delaware Limited Liability Company


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

JAY C. HOAG


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory

RICHARD H. KIMBALL


By:   /s/ Carla S. Newell
    -----------------------------------------
      Carla S. Newell, Authorized Signatory